Pilgrim's Pride Corporation

Statistical Management Discussion and Analysis for quarters ended:


Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of
Operations and Financial Condition" included in our SEC filings.



                                                     Quarters Ended
                     12/28/02 09/28/02 06/29/02 03/30/02 12/29/01 09/29/01 06/30/01 03/31/01 12/30/00
                    ---------------------------------------------------------------------------------
United States

  Chicken Operations:
  U.S. Chicken
    Sales (000's)    $390,034 $417,387 $427,325 $398,608 $405,738 $427,191 $422,985 $356,341 $265,824
  U.S. Chicken
    Sales divided
    by U.S.Chicken
    Net Pounds
    Produced          $0.6617  $0.6883  $0.6934  $0.6872  $0.7075  $0.7470  $0.7232  $0.7096  $0.7221

  U.S. Chicken
    Net Pounds
    Produced (000's)  589,433  606,383  616,274  580,037  573,464  571,867  584,896  502,173  368,143

Other Operations:
  Other Sales(000's)   48,523   52,846   48,330   49,543   42,972   45,843   45,719   46,568   41,725


U.S. Chicken Sales & Other Sales Totals:

  U.S. Chicken Sales &
    Other Sales(000's)438,557  470,233  475,655  448,151  448,710  473,034  468,704  402,909  307,552

  U.S. Chicken & Other Operating
    Income (000's)      6,052    4,507   15,100    3,701    9,355   27,700   27,971    1,795   20,631
  U.S. Chicken & Other Operating Income as a
    percent of U.S. Chicken & Other
    Sales                1.38%    0.96%    3.17%    0.83%    2.08%    5.86%    5.97%    0.45%    6.71%

Mexico Chicken Operations:
  Mexico Chicken
    Sales (000's)(c)   88,092   81,260   80,308   75,674   86,528   76,054   84,078   70,447   72,853
  Mexico Chicken Sales divided
    by Mexico Chicken Net Pounds
    Produced          $0.5898  $0.5984  $0.6177  $0.5820  $0.5812  $0.5455  $0.6411  $0.5039  $0.5222

Mexico Other Operations:
  Mexico Other
    Sales (000's) (c)   6,377    5,494    4,498    4,702    4,388    3,548    5,674    5,397    5,627

  Mexico Chicken
    Operating
    Income (000's)      6,214    3,276    5,830     (514)   8,471    1,011   13,767   (5,201)   2,580
  Mexico Operating Income
    as a percent of Mexico
    Chicken Sales       6.58%    3.78%    6.88%   -0.64%    9.32%    1.27%   15.34%   -6.86%    3.29%
  Mexico Net Pounds
    Produced (000's) 149,356  135,789  130,011  130,027  148,876  139,415  131,152  139,799  139,510

Turkey
  U.S. Turkey Sales
    (000's)           94,379   82,832   76,656   72,226  116,404   88,615   87,380   62,840        -
    U.S. Turkey Sales divided
      by U.S. Turkey Net Pounds
      Produced       $0.9047  $0.8353  $0.7304  $0.6222  $1.0311  $0.7896  $0.7875  $0.8282        -
  U.S. Turkey Operating
    Income (000's)    (1,925) (10,883)  (6,884)  (7,559)   5,503    2,406    3,750   (1,867)       -
  U.S. Turkey Operating
    Income as a percent of U.S.
    Turkey Sales       -2.04%  -13.14%   -8.98%  -10.47%    4.73%    2.72%    4.29%   -2.97%       -


  U.S. Turkey Net Pounds
    Produced (000's) 104,321   99,165  104,946  116,074  112,896  112,233  110,958   75,879        -

U.S. Summary

  U.S. Sales (000's) 532,936  553,065  552,311  520,377  565,114  561,649  556,084  465,749  307,552
  U.S. Cost of
    Sales (000's)    502,796  531,295  516,978  497,296  522,513  507,112  499,916  436,038  268,120
  U.S. Gross
    Margin (000's)    30,140   21,770   35,333   23,081   42,601   54,537   56,168   29,711   39,432
  U.S. Gross Margin as a
    percent of U.S.
    Sales               5.66%    3.94%    6.40%    4.44%    7.54%    9.71%   10.10%    6.38%   12.82%
  U.S. Selling, General and
    Administrative Expenses
    (000's)           26,013   28,146   27,117   26,939   27,743   24,431   24,448    29,783   18,801
  U.S. Selling, General and
    Administrative Expenses as a
    percent of U.S
    Sales               4.88%    5.09%    4.91%    5.18%    4.91%    4.35%    4.40%     6.39%    6.11%
  U.S. Operating
    Income (000's)     4,127   (6,376)   8,216   (3,858)  14,858   30,106   31,720       (72)   20,631
  U.S. Operating Income as a
    percent of U.S.
    Sales               0.77%   -1.15%    1.49%   -0.74%    2.63%    5.36%    5.70%    -0.02%     6.71%


Consolidated Operations

  Chicken Operations:

  Chicken Sales from all
    Divisions
    (000's)(c)       478,126  498,647  507,632  474,282  492,266   503,245 507,063   426,788   338,677
  Chicken Sales from all
    divisions divided by Chicken
    Net Pounds Produced from
    all Divisions    $0.6472  $0.6719  $0.6802  $0.6679  $0.6815   $0.7075 $0.7081   $0.6648   $0.6671
  Chicken Net Pounds Produced
    from all Divisions
    (000's)          738,789  742,172  746,285  710,064  722,340   711,282 716,048   641,972   507,653

  Other Operations:

  Other Sales
     (000's)(c)       54,900   58,340   52,828   54,245   47,360    49,391  51,393    51,965    47,352

  Totals All Operations:

  Total Net Sales
    (000's)          627,405  639,819  637,116  600,753  656,030   641,251 645,836   541,593   386,032
  Total Cost of
    Sales (000's)    585,019  608,148  590,116  572,122  598,166   579,307 570,211   512,377   338,866
  Gross Margin from all
    operations
    (000's)           42,386   31,671   47,000   28,631   57,864    61,944  75,625    29,216    47,166
  Gross Margin from all
    operations as a percent of
    Total Net Sales     6.76%    4.95%    7.38%    4.77%    8.82%     9.66%  11.71%     5.39%    12.22%
  Total Selling, General and Administrative
    Expenses (000's)  32,045   34,771   32,954   33,003   34,535    30,827  30,138    34,488    23,955
  Total Selling, General and Administrative
    Expenses as a percent of Total
    Net Sales           5.11%    5.43%    5.17%    5.49%    5.26%     4.81%   4.67%     6.37%     6.21%

  Operating Income from all
    operations(000's) 10,341   (3,100)  14,046   (4,372)  23,329    31,117  45,487    (5,272)   23,211
  Operating Income from all
    operations as a percent of
    Total Net Sales     1.65%   -0.48%    2.20%   -0.73%    3.56%     4.85%   7.04%    -0.97%     6.01%

(a)   The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27,
      2001,  the acquisition date.

(b)   14 week Quarter.

(c)   Certain items previously classified under Mexico have been reclassified under sale of other products-Mexico.  Amounts reclassified by
      quarter were:       $-     $123      $-        $-       $-        $7     $10       $10      $10

                                                     Quarters Ended
                     09/30/00  07/01/00  04/01/00  01/01/00  10/02/99  07/03/99  04/03/99  01/02/99(b)
                    ---------------------------------------------------------------------------------
United States

Chicken Operations:

  U.S. Chicken
    Sales (000's)    $263,549  $282,973  $253,687  $250,178  $249,181  $254,794  $236,673  $222,848
  U.S. Chicken Sales divided
    by U.S.Chicken Net Pounds
    Produced          $0.7173   $0.7187   $0.6624   $0.7140   $0.7220   $0.7317   $0.6953   $0.6517

  U.S. Chicken Net Pounds
    Produced (000's)  367,431   393,755   382,955   350,409   345,141   348,232   340,387   341,931

Other Operations:
  Other Sales (000's)  36,706    27,940    42,843    34,201    32,151    26,461    36,690    44,105

U.S. Chicken Sales & Other Sales Totals:
  U.S. Chicken Sales & Other
    Sales (000's)     300,255   310,913   296,530   284,379   281,332   281,255   273,363    266,953

  U.S. Chicken & Other Operating
    Income (000's)      8,411    12,909     3,502    21,106    25,619    22,076    21,741     18,741
  U.S. Chicken & Other Operating
    Income as a percent of U.S. Chicken &
    Other Sales          2.80%     4.15%     1.18%     7.42%     9.11%     7.85%     7.95%      7.02%

Mexico

Chicken Operations:
  Mexico Chicken
    Sales (000's)(c)   73,176    75,686    71,804    64,939    60,244    57,870    51,805     63,613
 Mexico Chicken Sales divided
    by Mexico Chicken Net Pounds
    Produced          $0.5634   $0.6585   $0.6309   $0.5141   $0.4746   $0.5505   $0.5290    $0.5022

Mexico Other Operations:
  Mexico Other
    Sales (000's)(c)    5,945     5,380     4,926     5,507     5,685     5,035     4,726      5,522

  Mexico Chicken Operating
    Income (000's)      7,225    13,439     9,779     4,116     3,195     7,136     3,551      7,445
  Mexico Operating Income as a
    percent of  Mexico Chicken
    Sales                9.13%    16.58%    12.74%     5.84%     4.85%    11.34%     6.28%     10.77%


  Mexico Net Pounds
    Produced (000's)  129,877   114,931   113,805   126,313   126,948   105,117    97,927    126,657

Turkey

  U.S. Turkey
    Sales (000's)           -         -         -         -         -         -         -          -
  U.S. Turkey Sales divided
    by U.S. Turkey Net Pounds
    Produced                -         -         -         -         -         -         -          -

  U.S. Turkey Operating
    Income (000's)          -         -         -         -         -         -         -          -
  U.S. Turkey Operating
    Income as a percent of U.S.
    Turkey Sales            -         -         -         -         -         -         -          -

  U.S. Turkey Net Pounds
    Produced (000's)        -         -         -         -         -         -         -          -

U.S. Summary

  U.S. Sales (000's)  300,255   310,913   296,530   284,379   281,332   281,255   273,363     266,953
  U.S. Cost of
    Sales (000's)     273,604   282,676   276,987   247,149   242,313   243,018   234,533     234,667
  U.S. Gross
    Margin (000's)     26,651    28,237    19,543    37,230    39,019    38,236    38,830      32,287
  U.S. Gross Margin as a
    percent of
    U.S. Sales           8.88%     9.08%     6.59%    13.09%    13.87%    13.59%    14.20%      12.09%

  U.S. Selling, General and
    Administrative Expenses
    (000's)            18,240    15,328    16,041    16,124    13,399    16,160    17,089      13,545
  U.S. Selling, General and
    Administrative Expenses as a
    percent of
    U.S Sales            6.07%     4.93%     5.41%     5.67%     4.76%     5.75%     6.25%       5.07%

  U.S. Operating
    Income (000's)      8,411    12,909     3,502    21,106    25,619    22,076    21,741      18,741
  U.S. Income as a
    percent of U.S.
    Sales                2.80%     4.15%     1.18%     7.42%     9.11%     7.85%     7.95%       7.02%

Consolidated Operations
   Chicken Operations:

  Chicken Sales from all
    Divisions (000's) 336,725   358,659   325,491   315,117   309,425   312,664   288,478     286,461
  Chicken Sales from all
    divisions divided by
    Chicken Net Pounds Produced
    from all Divisions$0.6771   $0.7051   $0.6552   $0.6610   $0.6554   $0.6897   $0.6582     $0.6113
  Chicken Net Pounds Produced
    from all
    Divisions (000's) 497,308   508,686   496,760   476,722   472,089   453,349   438,314     468,588

Other Operations:
  Other Sales (000's)  42,651    33,320    47,769    39,708    37,836    31,496    41,416      49,627


Totals All Operations:
  Total Net Sales
    (000's)           379,375   391,979   373,260   354,825   347,261   344,160   329,894     336,088
  Total Cost of
    Sales (000's)     339,718   345,314   339,231   309,348   301,131   294,745   283,632     292,187
  Gross Margin from all
    operations (000's) 39,658    46,665    34,029    45,477    46,131    49,415    46,262      43,900
  Gross Margin from all
    operations as a percent of
    Total Net Sales     10.45%    11.90%     9.12%    12.82%    13.28%    14.36%    14.02%      13.06%

  Total Selling, General and
    Administrative Expenses
    (000's)            24,022    20,316    20,747    20,255    17,316    20,203    20,970      17,715
  Total Selling, General and
    Administrative Expenses as a
    percent of Total
    Net Sales            6.33%     5.18%     5.56%     5.71%     4.99%     5.87%     6.36%       5.27%

  Operating Income from all
    operations (000's) 15,636    26,349    13,282    25,222    28,814    29,212    25,292      26,186
  Operating Income from all
    operations as a percent of
    Total Net Sales      4.12%     6.72%     3.56%     7.11%     8.30%     8.49%     7.67%       7.79%

(a)   The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27,
      2001,  the acquisition date.

(b)   14 week Quarter.

(c)   Certain items previously classified under Mexico have been reclassified under sale of other products-Mexico.  Amounts reclassified by quarter
      were:              $146      $132      $122      $135        $-        $-        $-          $-

                                                     Quarters Ended
                     09/26/98  06/27/98  03/28/98  12/27/97  09/27/97  06/28/97  03/29/97  12/28/96
                    ---------------------------------------------------------------------------------
United States

Chicken Operations:
  U.S. Chicken
    Sales (000's)    $243,772  $228,719  $218,268  $218,634  $233,779  $227,111  $204,128    $193,147
   U.S. Chicken Sales divided
     by U.S.Chicken Net Pounds
     Produced         $0.7828   $0.7196   $0.6908   $0.6816   $0.7017   $0.6926   $0.7090     $0.7163

  U.S. Chicken Net Pounds
    Produced (000's)  311,428   317,849   315,948   320,773   333,184   327,928   287,915     269,655

Other Operations:
  Other Sales (000's)  34,391    32,656    36,074    40,942    34,382    33,619    38,095      38,391

U.S. Chicken Sales & Other Sales Totals:
  U.S. Chicken Sales & Other
    Sales (000's)     278,163   261,375   254,342   259,576   268,161   260,730   242,223     231,538

  U.S. Chicken & Other Operating
    Income (000's)     22,266     8,434     3,104     2,473    10,300     4,622     4,031      10,369

  U.S. Chicken & Other Operating
    Income as a percent of U.S.
    Chicken &
    Other Sales          8.00%     3.23%     1.22%     0.95%     3.84%    1.77%      1.66%       4.48%

Mexico

Chicken Operations:
  Mexico Chicken
    Sales (000's)(c)   55,508    59,945    63,333    78,311    73,113   74,438     61,178      66,268
  Mexico Chicken Sales divided
    by Mexico Chicken Net
    Pounds Produced   $0.6025   $0.6491   $0.6253   $0.6803   $0.6612  $0.6916    $0.5959     $0.6538

Mexico Other Operations:

  Mexico Other
    Sales (000's) (c)   7,040     7,180     6,771     7,823

  Mexico Chicken Operating
    Income (000's)      9,178    10,608     8,294    12,898    14,993    8,005      5,630       5,945
  Mexico Operating Income as a
    percent of Mexico Chicken
    Sales               14.67%    15.80%    11.83%    16.47%    20.51%   10.75%      9.20%       8.97%


  Mexico Net Pounds Produced
    (000's)            92,135    92,350   101,276   115,118   110,570  107,635    102,663     101,357

Turkey

  U.S. Turkey
    Sales (000's)           -         -         -         -         -         -         -          -
  U.S. Turkey Sales divided
    by U.S. Turkey Net Pounds
    Produced                -         -         -         -         -         -         -          -

  U.S. Turkey Operating
    Income (000's)          -         -         -         -         -         -         -          -
  U.S. Turkey Operating
    Income as a percent of U.S.
    Turkey Sales            -         -         -         -         -         -         -          -

  U.S. Turkey Net Pounds
    Produced (000's)        -         -         -         -         -         -         -          -


U.S. Summary

  U.S. Sales (000's)  278,163   261,375   254,342   259,576   268,161   260,730   242,223    231,538

  U.S. Cost of
    Sales (000's)     244,055   241,956   239,915   246,985   253,014   244,820   227,462    210,213
  U.S. Gross
    Margin (000's)     34,108    19,419    14,427    12,591    15,147    15,910    14,761     21,325
  U.S. Gross Margin as a
    percent of
    U.S. Sales          12.26%     7.43%     5.67%     4.85%     5.65%     6.10%     6.09%      9.21%

  U.S. Selling, General and
    Administrative Expenses
    (000's)            11,842    10,985    11,323    10,118     4,847    11,288    10,730     10,956
  U.S. Selling, General and
    Administrative Expenses as a
    percent of U.S
    Sales                4.26%     4.20%     4.45%     3.90%     1.81%     4.33%     4.43%      4.73%

  U.S. Operating Income
    (000's)            22,266     8,434     3,104     2,473    10,300     4,622     4,031     10,369
  U.S. Operating Income as a
    percent of U.S.
    Sales                8.00%     3.23%     1.22%     0.95%     3.84%     1.77%     1.66%      4.48%

Consolidated Operations

  Chicken Operations:

  Chicken Sales from all
    Divisions (000's) 299,280   288,664   281,601   289,122   306,892   301,549   265,306    259,415
  Chicken Sales from all
    divisions divided by
    Chicken Net Pounds
    Produced from all
    Divisions         $0.7416   $0.7037   $0.6749   $0.6633   $0.6916   $0.6923   $0.6793    $0.6992

  Chicken Net Pounds Produced
    from all Divisions
    (000's)           403,563   410,199   417,224   435,891   443,754   435,563   390,578    371,012

Other Operations:

  Other Sales (000's)  41,431    39,836    42,845    48,765    34,382    33,619    38,095     38,391


Totals All Operations:

  Total Net Sales
    (000's)           340,711   328,500   324,446   337,887   341,274   335,168   303,401    297,806
  Total Cost of
    Sales (000's)     293,586   295,764   297,585   308,507   307,414   307,883   280,316    267,539
  Gross Margin from all
    operations (000's) 47,125    32,736    26,861    29,380    33,860    27,285    23,085     30,267
  Gross Margin from all
    operations as a percent
    of Total Net Sales  13.83%     9.97%     8.28%     8.70%     9.92%     8.14%     7.61%     10.16%

  Total Selling, General and
    Administrative Expenses
    (000's)            15,681    13,694    15,463    14,009     8,567    14,658    13,425     13,953
  Total Selling, General and
    Administrative Expenses as a
    percent of Total
    Net Sales            4.60%     4.17%     4.77%     4.15%     2.51%     4.37%     4.42%      4.69%

  Operating Income from all
    operations (000's)  31,444    19,042    11,398    15,371    25,293    12,627     9,660     16,314
  Operating Income from all
    operations as a percent of
    Total Net Sales       9.23%     5.80%     3.51%     4.55%     7.41%     3.77%     3.18%      5.48%

(a)   The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27,
      2001,  the acquisition date.

(b)   14 week Quarter.

(c)   Certain items previously classified under Mexico have been reclassified under sale of other products-Mexico.  Amounts reclassified by quarter
      were:                $-         $-        $-        $-        $-        $-        $-         $-
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